UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2010

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way
Philadelphia, Pennsylvania 19154-4599
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.

(d)        Election of Directors.

On December 9, 2010, James H. Miller was elected to serve on the Board of Directors of Crown Holdings, Inc. (the “Company”).  Mr. Miller currently serves as the chairman, president and chief executive officer of PPL Corporation.

There are no arrangements between Mr. Miller and any other person pursuant to which Mr. Miller was elected to serve as a director of the Company, nor are there any transactions in which the Company is a participant in which Mr. Miller has a direct or indirect material interest.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2010	CROWN HOLDINGS, INC.

	By:	/s/ Kevin C. Clothier
Name: Kevin C. Clothier
Title: Vice President and Corporate Controller

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